UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
    Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) December 21, 2001
                                                 -------------------------------


J.P. Morgan Chase Commercial Mortgage Securities Corp. (as depositor under the Pooling and Servicing Agreement, dated as of December 10, 2001, relating to the J.P. Morgan Chase Commercial Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2001-CIBC3)
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             (Exact name of registrant as specified in its charter)


           New York                   333-70246                  13-3789046
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(State or other jurisdiction        (Commission                (IRS Employer
      of incorporation)             File Number)            Identification No.)


                  270 Park Avenue
                  New York, New York                              10167
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                  (Address of principal executive offices)      (Zip Code)


Registrant's telephone number, including area code      (212) 834-9280
                                                   -----------------------------


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         (Former name or former address, if changed since last report.)

Item 5.     Other Events.

      Attached as Exhibit 4 is the Pooling and Servicing Agreement (as defined below) for J.P. Morgan Chase Commercial Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2001-CIBC3. On December 21, 2001, J.P. Morgan Chase Commercial Mortgage Securities Corp. (the "Company") caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of December 10, 2001 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, First Union National Bank, as servicer, First Union National Bank, as special servicer and Wells Fargo Bank Minnesota, N.A., as trustee, of J.P. Morgan Chase Commercial Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2001-CIBC3 (the "Certificates"), issued in nineteen classes. The Class A-1, Class A-2, Class A-3 and Class B Certificates, with an aggregate scheduled principal balance as of December 21, 2001 of $720,005,000 were sold to J.P. Morgan Securities Inc., CIBC World Markets Corp., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Salomon Smith Barney Inc. (collectively, the "Underwriters"), pursuant to an Underwriting Agreement, dated as of December 17, 2001, by and among the Company and the Underwriters.

      Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.

Item 7.     Financial Statements and Exhibits.

       (c)  Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                               Description
-----------                               -----------
(EX-4)                                    Pooling  and  Servicing   Agreement,
                                          dated  as  of  December   10,  2001,
                                          among J.P.  Morgan Chase  Commercial
                                          Mortgage   Securities  Corp.,  First
                                          Union  National Bank and Wells Fargo
                                          Bank Minnesota, N.A.

SIGNATURE


            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  January 2, 2002


                                       J.P. MORGAN CHASE COMMERCIAL MORTGAGE
                                       SECURITIES CORP.


                                       By:     /s/ Dennis Schuh
                                               ---------------------------------
                                       Name:   Dennis Schuh
                                       Title:  Vice President

                                INDEX TO EXHIBITS


                                                            Paper (P) or
Exhibit No.             Description                         Electronic (E)
-----------             -----------                         --------------

(EX-4)                  Pooling     and      Servicing            E
                        Agreement,    dated    as   of
                        December 10, 2001,  among J.P.
                        Morgan    Chase     Commercial
                        Mortgage   Securities   Corp.,
                        First Union  National Bank and
                        Wells  Fargo  Bank  Minnesota, N.A.